                                                                      Exhibit 21

                              RJR NABISCO HOLDINGS CORP.


                                                                                Date  of           Place of
Name of Subsidiary                                                           Incorporation       Incorporation
-----------------------------------------------------------------------------------------------------------------------


RJR Nabisco Holdings Corp.                                                   Oct 25,  1988        Delaware
RJR Nabisco, Inc.                                                            Mar 04,  1970        Delaware

ABCO Sp. Z o.o                                                               Sept 24, 1995        Poland
Airco IHC, Inc.                                                              Mar 22,  1989        Delaware
AO ISMA (60%) **                                                             Nov 09,  1992        Russia
AO3T Kabisco (90%) ***                                                       Jul 05,  1994        Kazakhstan
A/O Nabisco                                                                  Aug 16,  1994        Russia
AO Vostanovlenniy Tabak (48.46%) ***                                         Oct 26,  1994        Russia
Arjay Equipment Corporation                                                  Nov 08,  1968        Delaware
Arjay Holdings, Inc.                                                         May 07,  1984        Delaware
Arrimo Fomento Comercial Ltda. *                                             Oct 27,  1987        Brazil
Avare (I.C.P.A. Cerqeirense Ltda)                                            May 11,  1971        Brazil
Batavia Inc.                                                                 Jul 31,  1951        New Jersey
Beech - Nut Life Savers (Panama) S.A.                                        Jul 12,  1963        Panama
Beijing Nabisco Food Company Ltd. (91.9%)                                    Mar 16,  1995        China
Bisco Services B.V.                                                          Dec 22,  1988        Netherlands
Camel Racing Inc.*                                                           Jun 22,  1989        Canada
Carnes y Conservas Espanolas, S.A. (CARCESA)                                 Dec 02,  1975        Spain
Cartera e Inversiones S.A.*                                                  Mar 05,  1979        Peru
CGM - Cooperation GmbH                                                       Jan 15,  1990        Germany
China - American Cigarette Company Limited (50%) ***                         May 29,  1984        China
Club - Cigarettenfabrik GmbH *                                               Aug 27,  1990        Germany
Colophon Company Limited **                                                  Jul 09,  1981        Bermuda
Comercial Benut, S.A. de C.V. **                                             Mar 16,  1977        Mexico
Companhia Produtos Pilar                                                     June 23, 1934        Brazil
Compania Venezolana de Conservas C.A. (COVENCO)                              Jul 25,  1969        Venezuela
Consiber, S.A.                                                               Mar 31,  1979        Spain
Covenco Holding C.A.                                                         Nov 26,  1991        Venezuela
Dely, S.A.                                                                   Dec 18,  1960        Guatemala
Distribuidora Pan Americana, S.A.                                            Oct 22,  1974        Panama
Establecimiento Modelo Terrabusi S.A. (99.2%)                                Dec 20,  1929        Argentina
Exhold Limited *                                                             Oct 03,  1989        Liberia
Export "A" Inc.                                                              Mar 31,  1989        Canada
Fleischmann Argentina S.A. *                                                 Dec 13,  1990        Argentina
Fleischmann Corporation, The                                                 Nov 02,  1929        Delaware
Fleischmann International, Inc.                                              Nov 20,  1944        Delaware
Fleischmann Peruana Inc.                                                     Sep 01,  1939        Delaware
Fleischmann Uruguaya S.A.                                                    Mar 09,  1961        Uruguay


   *  Inactive                                                                             Page 1
  **  In Liquidation                                                                       SUB-1996
 ***  Partnership/Joint Venture/Trust                                                      December 31, 1996
****  Nameholder                                                                           Revised 3/4/97



                                                                                Date  of           Place of
Name of Subsidiary                                                           Incorporation       Incorporation
-----------------------------------------------------------------------------------------------------------------------

Freezer Queen Foods (Canada) Limited                                         Nov 03,  1967        Ontario, Canada
Fulmer Corporation Limited                                                   May 15,  1981        Bahamas
Galletas Artiach, S.A.                                                       Jul 23,  1932        Spain
Galletas Fontaneda, S.A.                                                              ?           Spain
Gelatinas Ecuatorianas S.A. (66.7%)                                          Nov 21,  1978        Ecuador
GEM: Global Event Management, Ltd.                                           Jun 27,  1991        England
Global Events Management, Inc.                                               Sep 05,  1991        Delaware
GMB, Inc.                                                                    May 09,  1996        N. Carolina
Grupo Gamesa, S.A. de C.V. (1%)                                              Jul 29,  1981        Mexico
Hanover Servicing, Inc.                                                      Apr 13,  1992        Delaware
Haus Neuerburg GmbH *                                                        Feb 25,  1977        Germany
Hervin Company, The                                                          May 28,  1965        Oregon
Hervin Holdings, Inc.                                                        Mar 29,  1988        Delaware
Hickey & Nicholson Tobacco Company, Ltd., The *                              Apr 30,  1906        Prnc Ed Is., Can.
Huntley & Palmer Foods Pensions Limited                                          ?    1967        England
IGB - Industria Grafica Brasiliera S.A.                                      Jul 07,  1945        Brazil
Industria de Colores y Sabores S.A. *                                        Jun 21,  1967        Colombia
Industria de Laticinios Gloria Ltda. *                                       Jan 18,  1978        Brazil
Industrias Alimenticias Maguary Ltda.                                        May 07,  1953        Brazil
Iracema Industrias de Caju Ltda                                              Aug 08,  1978        Brazil
Joshua Partners & Co.                                                        Mar 08,  1996        Cyprus
Jupiter Produtos Alimenticios Ltda.                                          Mar 02,  1962        Brazil
Knox Company, The                                                            Dec 30,  1991        New Jersey
Landers Centro Americana Fabricantes de Molinos Marca
"Corona", S.A. de C.V. (95%) **                                              Jan 09,  1979        Honduras
Landers y Cia, S.A.                                                          Oct 01,  1951        Colombia
Leite Gloria do Nordeste S.A.                                                May 16,  1968        Brazil
Life Savers Manufacturing, Inc.                                              Apr 21,  1976        Delaware
Lowney Inc.                                                                  Jan 01,  1983        Federal, Canada
Luis Vizzolini e Hijos S.A.I.C.                                              Jun 12,  1961        Argentina
Mahachai Holding Co. Ltd. (49%)                                              Jan 07,  1986        Thailand
Marbu, S.A.                                                                  Oct 26,  1967        Spain
Merola Finance B.V. *                                                        May 09,  1995        Netherlands
MEX Holdings, Ltd.                                                           Nov 27,  1991        Delaware
Modi RJR Limited (50%) ***                                                   Sep 24,  1993        India
Mont Pelrin Inc.                                                             May 05,  1954        New Jersey
NABEC, S.A.                                                                  Nov 17,  1982        Ecuador


   *  Inactive                                                                             Page 2
  **  In Liquidation                                                                       SUB-1996
 ***  Partnership/Joint Venture/Trust                                                      December 31, 1996
****  Nameholder                                                                           Revised 3/4/97



                                                                                Date  of           Place of
Name of Subsidiary                                                           Incorporation       Incorporation
-----------------------------------------------------------------------------------------------------------------------

Nabisco Arabia Co. Ltd. ***                                                  Jan 29,  1996        Saudi Arabia
Nabisco Argentina S.A.                                                       Mar 14,  1994        Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc.                                Dec 21,  1988        Delaware
Nabisco Biscuit Manufacturing (West), Inc.                                   Dec 21,  1988        Delaware
Nabisco Brands Company                                                       Aug 01,  1995        Delaware
Nabisco Brands Holdings Denmark Limited                                      Apr 17,  1989        Liberia
Nabisco Brands Nominees Limited *                                            Aug 22,  1983        England
Nabisco Brazil, Inc.                                                         May 10,  1990        Delaware
Nabisco Caribbean Export, Inc.                                               Jun 13,  1984        Delaware
Nabisco/Cetus Food Biotechnology Research
Partnership (80%) ***                                                        Mar 01,  1984        Delaware
Nabisco (China) Limited                                                      Aug 29,  1995        China
Nabisco Chongqing Food Company Ltd. *                                        Mar 01,  1995        China
Nabisco de Nicaragua, S.A. (60%)                                             Dec 10,  1965        Nicaragua
Nabisco de Puerto Rico, Inc.                                                 Sep 21,  1951        New York
Nabisco Direct, Inc.                                                         Aug 23,  1995        Delaware
Nabisco Dominicana, S.A.                                                     Dec 11,  1995        Dom. Repub.
Nabisco England IHC, Inc.                                                    Mar 29,  1989        Delaware
Nabisco Enterprises IHC, Inc.                                                Mar 22,  1989        Delaware
Nabisco Europe, Middle East and Africa Trading, S.A.                         Oct 28,  1992        Spain
Nabisco Food (Suzhou) Co. Ltd.                                               Mar 16,  1995        China
Nabisco Group Ltd.                                                           Jun 02,  1995        Delaware
Nabisco Group Pensions Investments Ltd.                                      Jun 07,  1962        England
Nabisco Group Pensions Limited                                               Sep 13,  1977        England
Nabisco Holdings I B.V.                                                      May 3,   1996        Netherlands
Nabisco Holdings II B.V.                                                     May 28,  1996        Netherlands
Nabisco Holdings Corp. (80.5%)                                               Apr 21,  1981        Delaware
Nabisco Holdings IHC, Inc.                                                   Mar 22,  1989        Delaware
Nabisco Hong Kong Limited                                                    Apr 12,  1994        Hong Kong
Nabisco Iberia Lda.                                                          Dec 23,  1916        Portugal
Nabisco Iberia, S.L. (98.06%)                                                Jul 15,  1993        Spain
Nabisco, Inc.                                                                Feb 03,  1898        New Jersey
Nabisco, Inc. Foreign Sales Corporation                                      Dec 17,  1991        US Virgin Is.


   *  Inactive                                                                             Page 3
  **  In Liquidation                                                                       SUB-1996
 ***  Partnership/Joint Venture/Trust                                                      December 31, 1996
****  Nameholder                                                                           Revised 3/4/97



                                                                                Date  of           Place of
Name of Subsidiary                                                           Incorporation       Incorporation
-----------------------------------------------------------------------------------------------------------------------

Nabisco International, Inc.                                                  Jul 29,  1947        Delaware
Nabisco International Limited                                                Dec 11,  1987        Nevada
Nabisco International M.E./Africa L.L.C. (49%)                                        ?           Dubai, U.A.E.
Nabisco International Market Development Group, Inc.                         Mar 22,  1989        Delaware
Nabisco International, S.A.                                                  Nov 26,  1953        Panama
Nabisco Investments, Inc.                                                    Mar 22,  1989        Delaware
Nabisco Investments Ltd                                                      Jan 30,  1996        Federal, Canada
Nabisco Ltd                                                                  Jan 01,  1993        Federal, Canada
Nabisco Music Publishers, Inc.                                               Mar 24,  1986        Delaware
Nabisco Music Ventures, Inc.                                                 Mar 24,  1986        Delaware
Nabisco (New Zealand) Limited ****                                           Mar 30,  1990        New Zealand
Nabisco Pension Trust Limited                                                Aug 31,  1956        England
Nabisco Peru S.A.                                                            Jan 28,  1972        Peru
Nabisco Royal Argentina Inc.                                                 Sep 29,  1934        Delaware
Nabisco Royal Chile Limitada                                                 Mar 22,  1978        Chile
Nabisco Royal Colombiana Inc.                                                Jan 03,  1938        Delaware
Nabisco Royal de Honduras, S.A.                                              Jul 22,  1982        Honduras
Nabisco Royal del Ecuador, S.A.                                              Sep 16,  1977        Ecuador
Nabisco Royal Inc.                                                           Sep 03,  1932        Delaware
Nabisco Royal Panama, S.A.                                                   Mar 07,  1979        Panama
Nabisco S.A. de C.V. (99.5%)                                                 Jun 15,  1992        Mexico
Nabisco Taiwan Corporation                                                   May 27,  1996        Taiwan
Nabisco Technology Company                                                   Dec 13,  1996        Delaware
Nabisco Trading AG                                                           Aug 02,  1960        Switzerland
Nabisco Tunisia S.A.                                                         Jul 02,  1976        Tunisia
Nabisco Venezuela, C.A.                                                      Nov 26,  1991        Venezuela
National Biscuit Company ****                                                Jan 17,  1971        Delaware
Northern Brands International, Inc.                                          Dec 10,  1992        Delaware
Nova Zembla Inc.                                                             Aug 19,  1975        New Jersey
Outdoor Traders International S.r.L. **                                      Jan 17,  1991        Italy
Plush Pippin Corporation                                                     Aug 06,  1986        Washington
Plush Pippin Restaurants, Inc.                                               Aug 29,  1974        Oregon
Posto Apolo Ltda.                                                            Dec 05,  1984        Brazil
Productos Alimenticios Royal S.A.                                            Jan 01,  1966        Costa Rica
Productos Capri S.A.I.C.I.                                                   May 18,  1971        Argentina
Productos Confitados Salvavidas de Guatemala, S.A.                           Jul 03,  1974        Guatemala
Productos Mayco S.A.I.C.I.F.                                                 May 11,  1962        Argentina
Productos Royal S.A. *                                                       Dec 27,  1977        Argentina
Produtos Alimenticios Fleischmann e Royal Ltda.                              Nov 28,  1964        Brazil
PT Nabisco Foods                                                                      ?           Indonesia


   *  Inactive                                                                             Page 4
  **  In Liquidation                                                                       SUB-1996
 ***  Partnership/Joint Venture/Trust                                                      December 31, 1996
****  Nameholder                                                                           Revised 3/4/97



                                                                                Date  of           Place of
Name of Subsidiary                                                           Incorporation       Incorporation
-----------------------------------------------------------------------------------------------------------------------

R. J. Reynolds Berhad (60%)                                                  Jan 29,  1970        Malaysia
R. J. Reynolds (Cyprus) Limited                                              Feb 20,  1990        Cyprus
R. J. Reynolds - Da Nang Tobacco Company Limited (70%) ***                   Jan 24,  1995        Vietnam
R. J. Reynolds Espana, S.L. (50%)                                            Dec 16,  1992        Spain
R. J. Reynolds Europe, Inc.                                                  Apr 24,  1992        Delaware
R. J. Reynolds Finance S.A.                                                  Sep 17,  1982        Switzerland
R. J. Reynolds Finland OY                                                    Apr 27,  1994        Finland
R. J. Reynolds Iberia S.L.                                                   Nov 27,  1996        Spain
R. J. Reynolds, Inc.                                                         Oct 09,  1985        Delaware
R. J. Reynolds International B.V.                                            Oct 30,  1995        Netherlands
R. J. Reynolds International, Inc. *                                         Dec 13,  1985        Delaware
R. J. Reynolds Italia S.r.l.                                                 Feb 09,  1989        Italy
R. J. Reynolds (Korea) Ltd. **                                               Mar 09,  1989        Korea
R. J. Reynolds/M.C. Tobacco Company, Limited (70%)                           Jul 01,  1982        Japan
R. J. Reynolds Overseas Finance Co. N.V.                                     Oct 21,  1977        Neth. Antilles
R. J. Reynolds (Portugal) Empresa Comercial de Tabacos, Ltda.                Jul 20,  1980        Portugal
R. J. Reynolds Processing (Romania) S.R.L.                                   Dec 28,  1995        Romania
R. J. Reynolds (PVT) Limited                                                 Dec 28,  1994        Pakistan
R. J. Reynolds Reklam Ve Pazarlama A.S.                                      Mar 22,  1990        Turkey
R. J. Reynolds Scandinavia A.B.                                              Apr 12,  1969        Sweden
R. J. Reynolds (Sea) Sdn. Bhd.                                               Aug 29,  1992        Malaysia
R. J. Reynolds (Slovakia) Spol. s.r.o.                                       Sep 20,  1993        Slovak Republic
R. J. Reynolds (Thailand) Inc.                                               Aug 06,  1992        Delaware
R. J. Reynolds Tobacco A.G. Dagmersellen                                     Mar 03,  1966        Switzerland
R. J. Reynolds Tobacco B.V.                                                  Sep 24,  1973        Netherlands
R. J. Reynolds Tobacco Company                                               Apr 04,  1899        New Jersey
R. J. Reynolds Tobacco Company                                               Aug 08,  1969        Delaware
R. J. Reynolds Tobacco Company (Hong Kong) Limited                           Apr 07,  1970        Hong Kong
R. J. Reynolds Tobacco Company, S.A.E.                                       Apr 27,  1971        Spain
R. J. Reynolds Tobacco Company Sdn. Bhd.                                     Oct 10,  1973        Malaysia
R. J. Reynolds Tobacco Company (Taiwan), Inc.                                Apr 14,  1988        Delaware
R. J. Reynolds Tobacco (Croatia) Ltd. *                                      Dec 21,  1992        Croatia
R. J. Reynolds Tobacco Foreign Sales Corporation                             Dec 19,  1984        US Virgin Is.
R. J. Reynolds Tobacco France S.A.                                           Aug 21,  1976        France
R. J. Reynolds Tobacco GmbH                                                  Nov 30,  1957        Germany
R. J. Reynolds Tobacco Hellas A.E.B.E.                                       Sep 24,  1981        Greece
R. J. Reynolds Tobacco International (Asia Pacific), Inc.                    Nov 27,  1978        Delaware
R. J. Reynolds Tobacco International B.V.                                    Sep 02,  1963        Netherlands
R. J. Reynolds Tobacco International (Hong Kong) Limited                     Jul 28,  1987        Hong Kong
R. J. Reynolds Tobacco International, Inc.                                   Jan 12,  1976        Delaware
R. J. Reynolds Tobacco International (Korea), Inc.                           Jan 17,  1991        Delaware
R. J. Reynolds Tobacco International (Mexico), Inc.                          Jun 24,  1981        Delaware
R. J. Reynolds Tobacco International OY **                                   Jun 14,  1995        Finland
R. J. Reynolds Tobacco International S.A.                                    Nov 03,  1966        Switzerland


   *  Inactive                                                                             Page 5
  **  In Liquidation                                                                       SUB-1996
 ***  Partnership/Joint Venture/Trust                                                      December 31, 1996
****  Nameholder                                                                           Revised 3/4/97



                                                                                Date  of           Place of
Name of Subsidiary                                                           Incorporation       Incorporation
-----------------------------------------------------------------------------------------------------------------------

R. J. Reynolds Tobacco - Kazakhstan (80%) ***                                Jun 30,  1994        Kazakhstan
R. J. Reynolds Tobacco - Kremenchuk (70%) ***                                Jun 10,  1993        Ukraine
R. J. Reynolds Tobacco Limited *                                             Jun 18,  1975        New Zealand
R. J. Reynolds Tobacco Ltd                                                   May 16,  1995        Slovenia
R. J. Reynolds Tobacco - Lviv JSC (70%) ***                                  Oct 28,  1993        Ukraine
R. J. Reynolds Tobacco (Magyarorszag) Kft                                    Feb 27,  1991        Hungary
R. J. Reynolds Tobacco (MAK) *                                               Jul 25,  1994        Macedonia
R. J. Reynolds Tobacco (Philippines), Inc.                                   Apr 22,  1992        Philippines
R. J. Reynolds Tobacco (Poland) Ltd.                                         Jan 07,  1991        Poland
R. J. Reynolds Tobacco (Romania) Ltd.                                        Jul 06,  1993        Romania
R. J. Reynolds Tobacco Rt                                                    Jul 28,  1992        Hungary
R. J. Reynolds Tobacco Spol. s.r.o.                                          Apr 12,  1991        Czech Republic
R. J. Reynolds Tobacco (UK) Limited                                          Nov 18,  1980        England
R. J. Reynolds Trading Company Sdn. Bhd.                                     Nov 06,  1987        Malaysia
R. J. Reynolds Tutun Sanayi A.S.                                             Jan 21,  1993        Turkey
Reynolds Manufacturing (Bulgaria) Ltd. (67%) *                               Dec 29,  1993        Bulgaria
Reynolds Manufacturing (Romania) SRL (99%)                                   Jul 12,  1993        Romania
Reynolds Technologies, Inc.                                                  Mar 01,  1994        Delaware
REYTAB Tutun Sanayi ve Ticaret AS                                            Jun 10,  1986        Turkey
Ritz Biscuit Company Limited ****                                            Sep 28,  1989        England
RJR - Armavirtabak (91.25%) ***                                              Oct 24,  1994        Russia
RJR (Bulgaria) Ltd. *                                                        Oct 27,  1993        Bulgaria
RJR Central Asia *                                                           Mar 10,  1995        Kazakhstan
RJR Comercial Ltda. **                                                       Aug 18,  1977        Brazil
RJR - Consults Ltd.                                                          Feb 20,  1996        Cyprus
RJR Group, Inc., The                                                         Dec 13,  1985        Delaware
RJR Industries, Inc.                                                         Dec 29,  1975        Delaware
RJR Industries (U.K.) Limited **                                             Jun 01,  1982        England
RJR - Macdonald Inc.                                                         Sep 12,  1978        Federal, Canada
RJR Marketing and Sales JSC                                                  Feb 16,  1995        Russia
RJR Mauritius Private Limited                                                Sep 27,  1993        Mauritius
RJR Merchandise Marketing Company                                            Aug 22,  1994        Delaware
RJR Nabisco & Company (99%) ***                                              Mar 20,  1992        Cyprus
RJR Nabisco China Limited                                                    Dec 28,  1979        Hong Kong
RJR Nabisco (Cyprus) Limited                                                 Mar 29,  1990        Cyprus
RJR Nabisco Holdings Capital Trust I (3%) ***                                Jun 20,  1995        Delaware
RJR - Nabisco Industries, Inc.                                               Dec 13,  1985        Delaware
RJR Nabisco Securities Ltd.                                                  Sep 28,  1987        Federal, Canada


   *  Inactive                                                                             Page 6
  **  In Liquidation                                                                       SUB-1996
 ***  Partnership/Joint Venture/Trust                                                      December 31, 1996
****  Nameholder                                                                           Revised 3/4/97



                                                                                Date  of           Place of
Name of Subsidiary                                                           Incorporation       Incorporation
-----------------------------------------------------------------------------------------------------------------------

RJR - Petro (92%) ***                                                        May 07,  1992        Russia
RJR Realty Relocation Services, Inc.                                         Nov 01,  1994        N. Carolina
RJR Sales Co.                                                                Feb 18,  1993        Delaware
RJR Technical Company                                                        May 16,  1991        Delaware
RJR Tobacco Company, Inc.                                                    Dec 30,  1982        N. Carolina
RJR Tobacco Consolidated IHC, Inc.                                           Mar 22,  1989        Delaware
RJR Tobacco Eurasia, Inc.                                                    May 26,  1994        Delaware
RJR Tobacco Holdings IHC, Inc.                                               Mar 22,  1989        Delaware
RJR Tobacco Holdings II, B.V.                                                Apr 17,  1985        Netherlands
RJR Tobacco International Holding B.V.                                       Nov 22,  1996        Netherlands
RJR Tobacco (Kiev) JSC                                                       Apr 09,  1993        Ukraine
RJR Tobacco Russia                                                           Dec 05,  1991        Russia
RJR Trade Promotion Company                                                  Feb 18,  1993        Delaware
Royal Beech - Nut (Proprietary) Ltd. (49%)                                   Jan 02,  1945        S. Africa
Royal Holding C.A.                                                           Nov 26,  1991        Venezuela
Royal Productos Alimenticios, C.A.                                           Jul 26,  1971        Venezuela
Salem Holidays Sdn. Bhd.                                                     Oct 03,  1994        Malaysia
Salem Power Station Sdn. Bhd.                                                Sep 18,  1993        Malaysia
Salem Servicing, Inc.                                                        Jan 12,  1990        Delaware
Salvavidas S. de R.L. de C.V. **                                             Mar 30,  1967        Mexico
Saria Inc.                                                                   Mar 09,  1956        New Jersey
S. F. Imports, Inc.                                                          May 26,  1994        Delaware
Smiths Foods **                                                              Jul 26,  1922        England
Smooth Events, Inc.                                                          Jan 26,  1996        Canada
Sports Marketing Enterprises, Inc. ****                                      Apr 14,  1988        N. Carolina
STAR Cooperation GmbH *                                                      Jan 29,  1960        Germany
Stella D'oro Biscuit Co., Inc.                                               Jan 02,  1948        New York
Sunrise Biosystems, Inc. (50%) ***                                           Mar 01,  1994        Delaware
Tabandor S.A. (33%)                                                          Feb 28,  1995        Andorra
Tanzanian Cigarette Company (45%) ***                                        Jan 28,  1995        Tanzania
Tevalca Holding C.A.                                                         Nov 26,  1991        Venezuela
Transnational Services, Inc.                                                 Jan 06,  1988        Delaware
Transapolo - Transportes Rodoviarios Apolo Ltda.                             Oct 24,  1984        Brazil
20th Century Denmark Limited                                                 Mar 06,  1990        Liberia
Vantage Arts Inc. *                                                          Jun 22,  1989        Canada
WBI (International) S.A. **                                                  Nov 22,  1988        Switzerland
West Indies Yeast Company Limited (72%)                                      Nov 29,  1965        Jamaica
Worldwide Brands, Inc.                                                       Oct 18,  1983        Delaware
Worldwide Brands Inc. Sdn. Bhd.                                              Mar 30,  1991        Malaysia
Worldwide Brands International (Hong Kong) Limited                           Jan 19,  1988        Hong Kong
Yili - Nabisco Biscuit & Food Company Limited (51%) ***                      Jan 29,  1985        China


   *  Inactive                                                                             Page 7
  **  In Liquidation                                                                       SUB-1996
 ***  Partnership/Joint Venture/Trust                                                      December 31, 1996
****  Nameholder                                                                           Revised 3/4/97
